UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2026

TCGX ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43434	98-1943484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Lytton Ave., Suite 350

Palo Alto, California 94301

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 924-9424

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	TCGX	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Closing of Initial Public Offering

On August 6, 2026, TCGX Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 8,625,000 Class A ordinary shares of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), including 1,125,000 Class A Ordinary Shares issued pursuant to the full exercise by the underwriters of their over-allotment option in connection with the closing of the IPO. The Class A Ordinary Shares were sold at a price of $10.00 per share, generating gross proceeds to the Company of $86,250,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-297569) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 20, 2026, as amended (the “Registration Statement”):

•

An Underwriting Agreement, dated August 4, 2026, by and between the Company and Jefferies LLC, as sole book-running manager for the offering, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•

A Letter Agreement, dated August 4, 2026 (the “Letter Agreement”), by and among the Company, its executive officers, its directors and the Company’s sponsor, TCGX Sponsor, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•

An Investment Management Trust Agreement, dated August 4, 2026, by and between the Company and Odyssey Transfer and Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•

A Registration Rights Agreement, dated August 4, 2026, by and among the Company, the Sponsor and the Holders signatory thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•

A Private Placement Shares Purchase Agreement, dated August 4, 2026, by and between the Company and the Sponsor (the “Sponsor Private Placement Shares Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•

A Private Placement Shares Purchase Agreement, dated August 4, 2026, by and between the Company and Jefferies LLC (the “Underwriter’s Private Placement Shares Purchase Agreement,” and together with the Sponsor Private Placement Shares Purchase Agreement, the “Private Placement Shares Purchase Agreements”), a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•	A Forward Purchase Agreement, dated August 4, 2026, by and between the Company and TCG Crossover Fund III, LP, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO and the full exercise by the underwriters of their over-allotment option, pursuant to the Private Placement Shares Purchase Agreements, the Company completed the private sale of 522,500 Class A ordinary shares (the “Private Placement Shares”) at a price of $10.00 per share (for an aggregate purchase price of $5,225,000). Of those 522,500 Private Placement Shares, the Sponsor purchased 436,250 Private Placement Shares and Jefferies LLC purchased 86,250 Private Placement Shares. The Private Placement Shares are identical to the Class A Ordinary Shares sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Shares was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2026, in connection with the IPO, Andrew Cheng, M.D., Ph.D., Ying Huang, Ph.D. and Wei Lin, M.D. were appointed to the board of directors of the Company (the “Board”). Drs. Cheng, Huang and Lin are independent directors. Effective August 4, 2026, Drs. Cheng, Huang and Lin were appointed to the Board’s Audit Committee and the Board’s Compensation Committee, with Dr. Huang serving as chair of the Board’s Audit Committee and Dr. Lin serving as chair of the Compensation Committee.

Following the appointment of Drs. Cheng, Huang and Lin, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Dr. Cheng and will expire at the Company’s first annual meeting of shareholders; the term of office of the second class of directors, Class II, consists of Dr. Huang and will expire at the Company’s second annual meeting of shareholders; and the term of office of the third class of directors, Class III, consists of Dr. Lin and will expire at the Company’s third annual meeting of shareholders.

On August 4, 2026 in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement in the form previously filed as Exhibit 10.1 to the Registration Statement, as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.4 to the Registration Statement.

As described in the Registration Statement, Chen Yu, M.D., M.B.A. and Craig Skaling resigned from the Board effective immediately prior to the effectiveness of the Registration Statement.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On August 4, 2026, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $86,250,000, comprised of $85,387,500 of the proceeds from the IPO (which amount excludes $862,500 of the underwriter’s discount) and $862,500 of the proceeds of the sale of the Private Placement Shares, was placed in a U.S.-based trust account at Citibank, N.A. maintained by Odyssey Transfer and Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest of (i) in connection with the completion of the Company’s initial business combination, (ii) the redemption of any Class A Ordinary Shares if the Company is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law or (iii) the redemption of Class A Ordinary Shares properly submitted in connection with a shareholder vote to amend the Company’s Amended Charter to (A) modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of the Class A Ordinary Shares if the Company has not consummated an initial business combination within 24 months from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On August 4, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 6, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 4, 2026, by and between the Company and Jefferies LLC as representative of the underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

10.1	Letter Agreement, dated August 4, 2026, by and among the Company, its executive officers, its directors and TCGX Sponsor, LLC.

10.2	Investment Management Trust Agreement, dated August 4, 2026, by and between the Company and Odyssey Transfer and Trust Company, as trustee.

10.3	Registration Rights Agreement, dated August 4, 2026, by and among the Company, TCGX Sponsor, LLC and the Holders signatory thereto.

10.4	Private Placement Shares Purchase Agreement, dated August 4, 2026, by and between the Company and TCGX Sponsor, LLC.

10.5	Private Placement Shares Purchase Agreement, dated August 4, 2026, by and between the Company and Jefferies LLC.

10.6	Forward Purchase Agreement, dated August 4, 2026, by and between the Company and TCG Crossover Fund III, LP.

99.1	Press Release, dated August 4, 2026.

99.2	Press Release, dated August 6, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCGX ACQUISITION CORP.

By:	/s/ Chen Yu,
Name:	Chen Yu, M.D., M.B.A.
Title:	Chief Executive Officer

Dated: August 6, 2026